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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 20, 2000

                                NMT Medical, Inc.
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               (Exact name of registrant as specified in charter)


        Delaware                   000-21001                 95-4090463
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(State or other jurisdiction      (Commission              (IRS Employer
    of incorporation)             File Number)           Identification No.)

27 Wormwood Street, Boston, Massachusetts                      02210
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (617) 737-0930

                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

On March 20, 2000, NMT Medical, Inc., a Delaware corporation (the "Company"), entered into definitive agreements with Integra LifeSciences Holdings Corporation, a Delaware corporation ("Integra"), for the sale of the Selector(R) Ultrasonic Aspirator, Ruggles(TM) Surgical Instruments and cryosurgery product lines to Integra for an aggregate purchase price of $12 million in cash. The Company issued a press release announcing the execution of these agreements on March 21, 2000. The full text of the Company's press release is filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits

Exhibit No.    Description
-----------    -----------

   99.1 Press Release, dated March 21, 2000, announcing the execution of definitive agreements for the sale of the Selector(R) Ultrasonic Aspirator, Ruggles(TM) Surgical Instruments and cryosurgery product lines by the Company to Integra LifeSciences Holding Corporation.






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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2000                          NMT Medical, Inc.
                                              -----------------
                                                (Registrant)


                           By:  /s/ William J. Knight
                                ----------------------------------------------
                                Name:  William J. Knight
                                Title: Vice President-Finance and
                                       Administration, Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

     99.1 Press Release, dated March 21, 2000, announcing the execution of definitive agreements for the sale of the Selector(R) Ultrasonic Aspirator, Ruggles(TM) Surgical Instruments and cryosurgery product lines by the Company to Integra LifeSciences Holding Corporation.